UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

Bitwise 10 Crypto Index ETF

(Exact name of registrant as specified in its charter)

Delaware	000-56270	82-3002349
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

250 Montgomery Street, Suite 200 San Francisco, California (Address of principal executive offices)	94104 (zip code)

Registrant’s telephone number, including area code: (415) 707-3663

Bitwise 10 Crypto Index Fund

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.03 below.

Item 3.03 Material Modification to Rights of Security Holders

See Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2025, pursuant to a pending conversion of the Bitwise 10 Crypto Index ETF (the “Trust”) to an exchange-traded fund (the “Conversion”), the CSC Delaware Trust Company (the “Trustee”), as trustee of the Trust, caused a Certificate of Amendment to the Trust’s Certificate of Trust to be filed with the Secretary of State of the State of Delaware in order to change the name of the Trust from “Bitwise 10 Crypto Index Fund” to “Bitwise 10 Crypto Index ETF”. In addition, on December 3, 2025, Bitwise Investment Advisers, LLC (the “Sponsor”) and the Trustee, entered into a First Amended and Restated Trust Agreement of the Trust (the “A&R Trust Agreement”), which amended and restated the Trust Agreement of the Trust dated May 1, 2020 (the “Original Trust Agreement”). The A&R Trust Agreement shall become effective at the first time at which the common shares of beneficial interest of the Trust (the “Shares”) are listed on the NYSE Arca, Inc. (the “Exchange”) and admitted to trading thereon and regular trading in the Shares has commended on the Exchange. The A&R Trust Agreement makes several modifications to the Original Trust Agreement, including the following:

1.	Reflecting the change of the Trust’s name from “Bitwise 10 Crypto Index Fund” to “Bitwise 10 Crypto Index ETF.”

2.	Changes necessary to reflect the pending conversion to an exchange-traded product, including, (1) changes to the calculation and payment of the Management Fee, and (2) providing the Trust with the ability to create or redeem its shares with Authorized Participants in creation or redemption baskets in exchange for delivery to the Trust or the distribution by the Trust of the amount of Crypto Assets or cash represented by the baskets being created or redeemed.

Item 8.01 Other Events

Subject to the receipt of certain regulatory approvals, the Shares are expected to be listed and begin trading on the Exchange under the new name, and the trading symbol “BITW”, on or about December 9, 2025. In connection with such listing, it is expected that the Shares will cease to be quoted on the OTCQX Best Market. No assurance can be given that the Shares will list and trade on the Sponsor’s anticipated timeline, or at all.

Item 9.01 Financial Statements and Exhibits

3.1	First Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-3 filed by the Registrant on December 4, 2025).
3.2	Certificate of Amendment to the Certificate of Trust (incorporated by reference to Exhibit 3.3 of the Registration Statement on Form S-3 filed by the Registrant on December 4, 2025).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2025	Bitwise 10 Crypto Index ETF
Bitwise Investment Advisers, LLC, as Sponsor of Bitwise 10 Crypto Index ETF

By:	/s/ Paul Fusaro
Name	Paul Fusaro
Title:	Chief Operating Officer and Secretary (Principal Executive Officer)*

* As the Registrant is a Trust, this report is being filed on behalf of the Registrant by Bitwise Investment Advisers, LLC in its capacity as the Sponsor of the Registrant. The identified person signing this report is signing in that person's capacity as an authorized officer of Bitwise Investment Advisers, LLC.

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